                                                                    EXHIBIT 99.2

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $790,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-BC1

                                  [SURF LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                               FEBRUARY [2], 2005

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC1

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                   $ 36,245,982
Aggregate Original Principal Balance                      $ 36,315,306
Number of Mortgage Loans                                           801

                                  MINIMUM      MAXIMUM      AVERAGE (1)
                                  -------      --------     -----------
Original Principal Balance        $13,040      $150,000       $45,337
Outstanding Principal Balance     $12,940      $149,942       $45,251

                                 MINIMUM      MAXIMUM   WEIGHTED AVERAGE (2)
                                 -------      -------   --------------------
Original Term (mos)                 180           360            183
Stated remaining Term (mos)         172           357            178
Loan Age (mos)                        3             8              5
Current Interest Rate             7.600%       12.990%        10.294%
Initial Interest Rate Cap (3)     0.000%        0.000%         0.000%
Periodic Rate Cap (3)             0.000%        0.000%         0.000%
Gross Margin (3)                  0.000%        0.000%         0.000%
Maximum Mortgage Rate (3)         0.000%        0.000%         0.000%
Minimum Mortgage Rate (3)         0.000%        0.000%         0.000%
Months to Roll (3)                    0             0              0
Original Loan-to-Value            79.92%       100.00%         99.61%
Credit Score (4)                    574           801            660

                          EARLIEST             LATEST
                         ----------          ----------
Maturity Date            07/01/2019          12/01/2034

                            PERCENT OF
LIEN POSITION              MORTGAGE POOL
-------------              -------------
1st Lien                        0.00%
2nd Lien                      100.00

OCCUPANCY
Primary                       100.00%
Second Home                     0.00
Investment                      0.00

LOAN TYPE
Fixed Rate                    100.00%
ARM                             0.00

AMORTIZATION TYPE
Fully Amortizing                8.63%
Interest-Only                  91.37
Balloon                         0.00

YEAR OF ORIGINATION
2004                          100.00%

LOAN PURPOSE
Purchase                       80.95%
Refinance - Rate/Term           2.44
Refinance - Cashout            16.61

PROPERTY TYPE
Single Family                  74.06%
Rowhouse                        0.00
Townhouse                       0.66
Condominium                     7.29
Two- to Four-Family             1.20
Planned Unit Development       16.79
Manufactured Housing            0.00

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                            NUMBER    AGGREGATE                                      WEIGHTED     AVERAGE        WEIGHTED
                              OF      PRINCIPAL      PERCENT OF       WEIGHTED       AVERAGE     PRINCIPAL        AVERAGE
                           MORTGAGE    BALANCE        MORTGAGE        AVERAGE         CREDIT      BALANCE        ORIGINAL
RANGE OF MORTGAGE RATES     LOANS    OUTSTANDING        POOL           COUPON         SCORE     OUTSTANDING        LTV
-----------------------    --------  -----------     ----------       --------       --------   -----------      --------
7.501% to 8.000%                6    $   227,645         0.63%          7.864%         690      $  37,941         100.00%
8.001% to 8.500%                9        522,703         1.44           8.441          686         58,078          99.93
8.501% to 9.000%               27      1,181,949         3.26           8.957          669         43,776          99.28
9.001% to 9.500%              109      5,688,468        15.69           9.462          672         52,188          99.65
9.501% to 10.000%             193      8,118,527        22.40           9.845          653         42,065          99.64
10.001% to 10.500%             95      4,864,014        13.42          10.360          671         51,200          99.42
10.501% to 11.000%            268     12,188,672        33.63          10.806          659         45,480          99.65
11.001% to 11.500%             36      1,310,052         3.61          11.311          636         36,390          99.31
11.501% to 12.000%             55      2,044,718         5.64          11.927          633         37,177          99.90
12.501% to 13.000%              3         99,233         0.27          12.900          614         33,078          97.59
                              ---    -----------       ------          ------          ---      ---------          -----
TOTAL:                        801    $36,245,982       100.00%         10.294%         660      $  45,251          99.61%
                              ===    ===========       ======          ======          ===      =========          =====

                            PERCENT
                              FULL           PERCENT
RANGE OF MORTGAGE RATES       DOC               IO
-----------------------     -------          -------
7.501% to 8.000%              77.77%           0.00%
8.001% to 8.500%              76.70            0.00
8.501% to 9.000%              75.11            0.00
9.001% to 9.500%              36.84            0.00
9.501% to 10.000%             56.97            0.00
10.001% to 10.500%            26.55            0.00
10.501% to 11.000%            18.74            0.00
11.001% to 11.500%            56.56            0.00
11.501% to 12.000%            17.02            0.00
12.501% to 13.000%           100.00            0.00
                             ------            ----
TOTAL:                        35.73%           0.00%
                             ======            ====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 7.600% per annum to 12.990% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 10.294% per annum.

REMAINING MONTHS TO STATED MATURITY

                            NUMBER    AGGREGATE                                      WEIGHTED     AVERAGE        WEIGHTED
RANGE OF                      OF      PRINCIPAL      PERCENT OF       WEIGHTED       AVERAGE     PRINCIPAL        AVERAGE
REMAINING MONTHS           MORTGAGE    BALANCE        MORTGAGE        AVERAGE        CREDIT       BALANCE        ORIGINAL
TO STATED MATURITY          LOANS    OUTSTANDING        POOL           COUPON         SCORE     OUTSTANDING        LTV
------------------         --------  -----------     ----------       --------       --------   -----------      --------
169 to 180                   775     $35,188,487       97.08%         10.289%          659        $45,404         99.60%
229 to 240                    18         672,291        1.85          10.679           669         37,349         99.64
349 to 360                     8         385,204        1.06          10.071           658         48,150         99.90
                             ---     -----------      ------          ------           ---        -------         -----
TOTAL:                       801     $36,245,982      100.00%         10.294%          660        $45,251         99.61%
                             ===     ===========      ======          ======           ===        =======         =====

RANGE OF                    PERCENT
REMAINING MONTHS              FULL           PERCENT
TO STATED MATURITY            DOC               IO
------------------          -------          -------
169 to 180                   35.78%           0.00%
229 to 240                   26.60            0.00
349 to 360                   46.61            0.00
                             -----            ----
TOTAL:                       35.73%           0.00%
                             =====            ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 172 months to 357 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 178 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                 NUMBER       AGGREGATE                                      WEIGHTED        AVERAGE        WEIGHTED
                                   OF         PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL        AVERAGE
RANGE OF ORIGINAL MORTGAGE      MORTGAGE       BALANCE        MORTGAGE        AVERAGE         CREDIT         BALANCE        ORIGINAL
LOAN PRINCIPAL BALANCES          LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING        LTV
--------------------------      --------     -----------     ----------       --------       --------      -----------      --------
$50,000 or less                   551        $17,335,255        47.83%        10.360%          655           $31,461         99.67%
$50,001 to $100,000               223         15,616,561        43.08         10.242           666            70,029         99.49
$100,001 to $150,000               27          3,294,165         9.09         10.197           653           122,006         99.83
                                  ---        -----------       ------         ------           ---           -------         -----
TOTAL:                            801        $36,245,982       100.00%        10.294%          660           $45,251         99.61%
                                  ===        ===========       ======         ======           ===           =======         =====

                                 PERCENT
RANGE OF ORIGINAL MORTGAGE         FULL           PERCENT
LOAN PRINCIPAL BALANCES            DOC               IO
--------------------------       -------          -------
$50,000 or less                   44.17%           0.00%
$50,001 to $100,000               26.43            0.00
$100,001 to $150,000              35.39            0.00
                                  -----            ----
TOTAL:                            35.73%           0.00%
                                  =====            ====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,940 to approximately $149,942 and the average outstanding principal balance of the Mortgage Loans was approximately $45,251.

PRODUCT TYPES

                              NUMBER       AGGREGATE                                      WEIGHTED        AVERAGE        WEIGHTED
                                OF         PRINCIPAL      PERCENT OF       WEIGHTED       AVERAGE        PRINCIPAL        AVERAGE
                             MORTGAGE       BALANCE        MORTGAGE        AVERAGE         CREDIT         BALANCE        ORIGINAL
PRODUCT TYPES                 LOANS       OUTSTANDING        POOL           COUPON         SCORE        OUTSTANDING        LTV
-------------                --------     -----------     ----------       --------       --------      -----------      --------
15 Year Balloon Loans          706        $33,118,528        91.37%         10.286%          660          $46,910         99.59%
15 to 19 Year Fixed Loans       69          2,069,960         5.71          10.353           651           29,999         99.83
20 to 24 Year Fixed Loans       18            672,291         1.85          10.679           669           37,349         99.64
30 Year Fixed Loans              8            385,204         1.06          10.071           658           48,150         99.90
                               ---        -----------       ------          ------           ---          -------         -----
TOTAL:                         801        $36,245,982       100.00%         10.294%          660          $45,251         99.61%
                               ===        ===========       ======          ======           ===          =======         =====


                              PERCENT
                                FULL           PERCENT
PRODUCT TYPES                   DOC               IO
-------------                 -------          -------
15 Year Balloon Loans          35.91%           0.00%
15 to 19 Year Fixed Loans      33.72            0.00
20 to 24 Year Fixed Loans      26.60            0.00
30 Year Fixed Loans            46.61            0.00
                               -----            ----
TOTAL:                         35.73%           0.00%
                               =====            ====

AMORTIZATION TYPE

                       NUMBER       AGGREGATE                                      WEIGHTED        AVERAGE        WEIGHTED
                         OF         PRINCIPAL      PERCENT OF       WEIGHTED       AVERAGE        PRINCIPAL        AVERAGE
                      MORTGAGE       BALANCE        MORTGAGE        AVERAGE         CREDIT         BALANCE        ORIGINAL
AMORTIZATION TYPE      LOANS       OUTSTANDING        POOL           COUPON         SCORE        OUTSTANDING        LTV
-----------------     --------     -----------     ----------       --------       --------      -----------      --------
Fully Amortizing         95        $ 3,127,454        8.63%          10.388%          656          $32,921         99.80%
Balloon                 706         33,118,528       91.37           10.286           660           46,910         99.59
                        ---        -----------      ------           ------           ---          -------         -----
TOTAL:                  801        $36,245,982      100.00%          10.294%          660          $45,251         99.61%
                        ===        ===========      ======           ======           ===          =======         =====
                          PERCENT
                            FULL           PERCENT
AMORTIZATION TYPE           DOC               IO
-----------------         -------          -------
Fully Amortizing           33.78%           0.00%
Balloon                    35.91            0.00
                           -----            ----
TOTAL:                     35.73%           0.00%
                           =====            ====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                     NUMBER       AGGREGATE                                      WEIGHTED        AVERAGE        WEIGHTED
                       OF         PRINCIPAL      PERCENT OF       WEIGHTED       AVERAGE        PRINCIPAL        AVERAGE
                    MORTGAGE       BALANCE        MORTGAGE        AVERAGE         CREDIT         BALANCE        ORIGINAL
STATE                LOANS       OUTSTANDING        POOL           COUPON         SCORE        OUTSTANDING        LTV
-----               --------     -----------     ----------       --------       --------      -----------      --------
Alabama                 8        $   236,970        0.65%          9.097%           658         $29,621           100.00%
Arizona                33          1,125,129        3.10          10.283            654          34,095            99.76
Arkansas                4             86,693        0.24           8.150            667          21,673           100.00
California            184         13,201,299       36.42          10.204            663          71,746            99.52
Colorado               18            795,754        2.20          10.529            638          44,209            99.42
Connecticut            13            502,559        1.39          10.678            658          38,658            99.53
Delaware                1             25,583        0.07          11.375            732          25,583           100.00
Florida                44          1,553,502        4.29          10.780            647          35,307            99.82
Georgia                11            453,985        1.25           9.947            648          41,271            99.98
Idaho                   2             82,881        0.23           9.965            653          41,441           100.00
Illinois               69          2,826,433        7.80          10.355            677          40,963            99.93
Indiana                10            319,587        0.88          10.512            648          31,959           100.00
Kansas                  7            275,539        0.76          10.382            628          39,363            99.30
Kentucky                5            189,186        0.52          10.235            630          37,837           100.00
Louisiana               5            203,268        0.56          10.242            642          40,654           100.00
Maryland               10            535,237        1.48          10.609            649          53,524            98.71
Massachusetts           4            165,791        0.46          10.138            669          41,448           100.00
Michigan               13            449,989        1.24          10.584            647          34,615            97.91
Minnesota              28          1,211,334        3.34          10.094            667          43,262            98.46
Mississippi             2             47,872        0.13          11.103            619          23,936           100.00
Missouri               17            416,162        1.15          10.758            630          24,480            99.55
Nebraska                1             30,378        0.08          10.990            792          30,378           100.00
Nevada                 23          1,115,624        3.08          10.351            658          48,505            99.68
New Hampshire           3            140,267        0.39           9.988            675          46,756           100.00
New Jersey              1             57,193        0.16          10.750            754          57,193           100.00
New Mexico              6            141,381        0.39           9.882            637          23,563            99.72
New York                7            355,937        0.98          10.288            702          50,848           100.00
North Carolina          2             84,331        0.23          11.227            658          42,165            98.83
Ohio                   30            939,049        2.59          10.323            644          31,302            99.80
Oklahoma                3             88,320        0.24          10.896            656          29,440           100.00
Oregon                 13            462,938        1.28          10.014            673          35,611            99.82
Pennsylvania            9            370,328        1.02          10.718            678          41,148           100.00
Rhode Island            2            168,481        0.46           9.259            671          84,241           100.00
South Carolina          4            124,463        0.34          11.726            620          31,116           100.00
South Dakota            1             19,821        0.05          10.990            643          19,821           100.00
Tennessee               9            236,924        0.65          10.278            655          26,325           100.00
Texas                 108          3,210,827        8.86          10.306            656          29,730            99.95
Utah                   11            430,106        1.19          10.561            656          39,101            99.63
Virginia               39          2,015,459        5.56          10.268            657          51,678            99.52
Washington             28          1,123,845        3.10          10.175            650          40,137            99.63
Wisconsin              13            425,551        1.17          10.343            654          32,735            99.79
                      ---        -----------      ------          ------            ---         -------           ------
TOTAL:                801        $36,245,982      100.00%         10.294%           660         $45,251            99.61%
                      ===        ===========      ======          ======            ===         =======           ======

                     PERCENT
                       FULL           PERCENT
STATE                  DOC               IO
-----                -------          -------
Alabama               51.47%           0.00%
Arizona               48.06            0.00
Arkansas             100.00            0.00
California            25.68            0.00
Colorado              51.90            0.00
Connecticut           35.97            0.00
Delaware               0.00            0.00
Florida               38.21            0.00
Georgia               55.01            0.00
Idaho                 47.02            0.00
Illinois              34.93            0.00
Indiana               54.71            0.00
Kansas                72.67            0.00
Kentucky              90.97            0.00
Louisiana             73.91            0.00
Maryland              46.66            0.00
Massachusetts          0.00            0.00
Michigan              35.18            0.00
Minnesota             21.96            0.00
Mississippi          100.00            0.00
Missouri              57.11            0.00
Nebraska               0.00            0.00
Nevada                43.98            0.00
New Hampshire          0.00            0.00
New Jersey             0.00            0.00
New Mexico            33.82            0.00
New York               7.33            0.00
North Carolina        62.81            0.00
Ohio                  66.29            0.00
Oklahoma               0.00            0.00
Oregon                50.48            0.00
Pennsylvania          37.40            0.00
Rhode Island          70.94            0.00
South Carolina        75.71            0.00
South Dakota           0.00            0.00
Tennessee             51.36            0.00
Texas                 32.51            0.00
Utah                  33.39            0.00
Virginia              40.55            0.00
Washington            47.20            0.00
Wisconsin             48.75            0.00
                     ------            ----
TOTAL:                35.73%           0.00%
                     ======            ====

No more than approximately 0.69% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                          NUMBER       AGGREGATE                                      WEIGHTED        AVERAGE        WEIGHTED
                            OF         PRINCIPAL      PERCENT OF       WEIGHTED       AVERAGE        PRINCIPAL        AVERAGE
RANGE OF ORIGINAL        MORTGAGE       BALANCE        MORTGAGE        AVERAGE         CREDIT         BALANCE        ORIGINAL
LOAN-TO-VALUE RATIOS      LOANS       OUTSTANDING        POOL           COUPON         SCORE        OUTSTANDING        LTV
--------------------     --------     -----------     ----------       --------       --------      -----------      --------
75.01% to 80.00%            1         $    81,927        0.23%          9.990%          656           $ 81,927        79.92%
85.01% to 90.00%            9             368,095        1.02          10.247           644             40,899        88.81
90.01% to 95.00%           24           1,166,630        3.22          10.298           660             48,610        94.46
95.01% to 100.00%         767          34,629,330       95.54          10.295           660             45,149        99.94
                          ---         -----------      ------          ------           ---           --------        -----
TOTAL:                    801         $36,245,982      100.00%         10.294%          660           $ 45,251        99.61%
                          ===         ===========      ======          ======           ===           ========        =====

                          PERCENT
RANGE OF ORIGINAL           FULL           PERCENT
LOAN-TO-VALUE RATIOS        DOC               IO
--------------------      -------          -------
75.01% to 80.00%            0.00%           0.00%
85.01% to 90.00%           38.53            0.00
90.01% to 95.00%           31.91            0.00
95.01% to 100.00%          35.91            0.00
                           -----            ----
TOTAL:                     35.73%           0.00%
                           =====            ====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 79.92% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 100.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.61%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.89%.

LOAN PURPOSE

                               NUMBER       AGGREGATE                                      WEIGHTED        AVERAGE        WEIGHTED
                                 OF         PRINCIPAL      PERCENT OF       WEIGHTED       AVERAGE        PRINCIPAL        AVERAGE
                              MORTGAGE       BALANCE        MORTGAGE        AVERAGE         CREDIT         BALANCE        ORIGINAL
LOAN PURPOSE                   LOANS       OUTSTANDING        POOL           COUPON         SCORE        OUTSTANDING        LTV
------------                  --------     -----------     ----------       --------       --------      -----------      --------
Purchase                        651        $29,341,040       80.95%          10.261%          665          $ 45,071        99.83%
Refinance - Cashout             127          6,021,759       16.61           10.467           637            47,415        98.98
Refinance - Rate/Term            23            883,184        2.44           10.239           644            38,399        96.49
                                ---        -----------      ------           ------           ---          --------        -----
TOTAL:                          801        $36,245,982      100.00%          10.294%          660          $ 45,251        99.61%
                                ===        ===========      ======           ======           ===          ========        =====

                              PERCENT
                               FULL            PERCENT
LOAN PURPOSE                   DOC               IO
------------                  -------          -------
Purchase                       31.30%           0.00%
Refinance - Cashout            52.76            0.00
Refinance - Rate/Term          66.74            0.00
                               -----            ----
TOTAL:                         35.73%           0.00%
                               =====            ====

PROPERTY TYPE

                               NUMBER       AGGREGATE                                      WEIGHTED        AVERAGE        WEIGHTED
                                 OF         PRINCIPAL      PERCENT OF       WEIGHTED       AVERAGE        PRINCIPAL        AVERAGE
                              MORTGAGE       BALANCE        MORTGAGE        AVERAGE         CREDIT         BALANCE        ORIGINAL
PROPERTY TYPE                  LOANS       OUTSTANDING        POOL           COUPON         SCORE        OUTSTANDING        LTV
-------------                 --------     -----------     ----------       --------       --------      -----------      --------
Single Family                   596        $26,843,978       74.06%          10.314%          659          $ 45,040         99.57%
Townhouse                         6            238,807        0.66           10.931           669            39,801        100.00
Condominium                      62          2,641,916        7.29           10.092           669            42,612         99.69
Two- to Four-Family               8            435,516        1.20           10.758           687            54,439         99.40
Planned Unit Development        129          6,085,766       16.79           10.236           655            47,176         99.75
                                ---        -----------      ------           ------           ---          --------        ------
TOTAL:                          801        $36,245,982      100.00%          10.294%          660          $ 45,251         99.61%
                                ===        ===========      ======           ======           ===          ========         =====


                              PERCENT
                               FULL            PERCENT
PROPERTY TYPE                  DOC                IO
-------------                 -------          -------
Single Family                  34.23%           0.00%
Townhouse                      14.57            0.00
Condominium                    45.79            0.00
Two- to Four-Family            31.42            0.00
Planned Unit Development       39.13            0.00
                               -----            ----
TOTAL:                         35.73%           0.00%
                               =====            ====

DOCUMENTATION

                               NUMBER       AGGREGATE                                      WEIGHTED        AVERAGE        WEIGHTED
                                 OF         PRINCIPAL      PERCENT OF       WEIGHTED       AVERAGE        PRINCIPAL        AVERAGE
                              MORTGAGE       BALANCE        MORTGAGE        AVERAGE         CREDIT         BALANCE        ORIGINAL
DOCUMENTATION                  LOANS       OUTSTANDING        POOL           COUPON         SCORE        OUTSTANDING        LTV
-------------                 --------     -----------     ----------       --------       --------      -----------      --------
Stated Documentation             478       $22,691,027        62.60%         10.453%          674         $ 47,471          99.59%
Full Documentation               314        12,950,346        35.73          10.009           636           41,243          99.62
Lite Documentation                 9           604,609         1.67          10.445           635           67,179         100.00
                                 ---       -----------       ------          ------           ---         --------         ------
TOTAL:                           801       $36,245,982       100.00%         10.294%          660         $ 45,251          99.61%
                                 ===       ===========       ======          ======           ===         ========         ======

                              PERCENT
                               FULL            PERCENT
DOCUMENTATION                  DOC                IO
-------------                 -------          -------
Stated Documentation            0.00%            0.00%
Full Documentation            100.00             0.00
Lite Documentation              0.00             0.00
                              ------             ----
TOTAL:                         35.73%            0.00%
                              ======             ====

OCCUPANCY

                               NUMBER       AGGREGATE                                      WEIGHTED        AVERAGE        WEIGHTED
                                 OF         PRINCIPAL      PERCENT OF       WEIGHTED       AVERAGE        PRINCIPAL        AVERAGE
                              MORTGAGE       BALANCE        MORTGAGE        AVERAGE         CREDIT         BALANCE        ORIGINAL
OCCUPANCY                      LOANS       OUTSTANDING        POOL           COUPON         SCORE        OUTSTANDING        LTV
---------                     --------     -----------     ----------       --------       --------      -----------      --------
Primary                         801        $36,245,982       100.00%         10.294%          660          $ 45,251         99.61%
                                ---        -----------       ------          ------           ---          --------         -----
TOTAL:                          801        $36,245,982       100.00%         10.294%          660          $ 45,251         99.61%
                                ===        ===========       ======          ======           ===          ========         =====

                              PERCENT
                               FULL            PERCENT
OCCUPANCY                      DOC                IO
---------                     -------          -------
Primary                        35.73%           0.00%
                               -----            ----
TOTAL:                         35.73%           0.00%
                               =====            ====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                               NUMBER       AGGREGATE                                      WEIGHTED        AVERAGE        WEIGHTED
                                 OF         PRINCIPAL      PERCENT OF       WEIGHTED       AVERAGE        PRINCIPAL        AVERAGE
MORTGAGE LOANS AGE            MORTGAGE       BALANCE        MORTGAGE        AVERAGE         CREDIT         BALANCE        ORIGINAL
(MONTHS)                       LOANS       OUTSTANDING        POOL           COUPON         SCORE        OUTSTANDING        LTV
------------------            --------     -----------     ----------       --------       --------      -----------      --------
3                                61        $ 4,256,682        11.74%         10.398%          657          $ 69,782         99.28%
4                               243          9,281,630        25.61          10.394           657            38,196         99.52
5                               280         12,212,750        33.69          10.163           663            43,617         99.60
6                               200          9,657,806        26.65          10.348           660            48,289         99.84
7                                16            811,212         2.24           9.982           649            50,701         99.68
8                                 1             25,902         0.07           9.500           706            25,902        100.00
                                ---        -----------       ------          ------           ---          --------        ------
TOTAL:                          801        $36,245,982       100.00%         10.294%          660          $ 45,251         99.61%
                                ===        ===========       ======          ======           ===          ========        ======

                              PERCENT
MORTGAGE LOANS AGE             FULL            PERCENT
(MONTHS)                       DOC                IO
------------------            -------          -------
3                              25.55%           0.00%
4                              35.58            0.00
5                              40.37            0.00
6                              32.86            0.00
7                              56.32            0.00
8                               0.00            0.00
                               -----            ----
TOTAL:                         35.73%           0.00%
                               =====            ====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                               NUMBER       AGGREGATE                                      WEIGHTED        AVERAGE        WEIGHTED
                                 OF         PRINCIPAL      PERCENT OF       WEIGHTED       AVERAGE        PRINCIPAL        AVERAGE
ORIGINAL PREPAYMENT           MORTGAGE       BALANCE        MORTGAGE        AVERAGE         CREDIT         BALANCE        ORIGINAL
PENALTY TERM                   LOANS       OUTSTANDING        POOL           COUPON         SCORE        OUTSTANDING        LTV
-------------------           --------     -----------     ----------       --------       --------      -----------      --------
None                            352        $14,021,191       38.68%          10.114%          659        $  39,833          99.78%
12 Months                        39          1,906,875        5.26           10.536           671           48,894          99.43
13 Months                         1             96,859        0.27            9.625           664           96,859         100.00
24 Months                       276         14,852,968       40.98           10.442           657           53,815          99.47
36 Months                       100          4,223,878       11.65           10.204           669           42,239          99.77
60 Months                        33          1,144,211        3.16           10.579           647           34,673          98.96
                                ---        -----------      ------           ------           ---         --------         ------
TOTAL:                          801        $36,245,982      100.00%          10.294%          660         $ 45,251          99.61%
                                ===        ===========      ======           ======           ===         ========         ======

                              PERCENT
ORIGINAL PREPAYMENT            FULL            PERCENT
PENALTY TERM                   DOC               IO
-------------------           -------          -------
None                           35.98%           0.00%
12 Months                      29.54            0.00
13 Months                       0.00            0.00
24 Months                      33.23            0.00
36 Months                      43.72            0.00
60 Months                      48.85            0.00
                               -----            ----
TOTAL:                         35.73%           0.00%
                               =====            ====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 27 months.

CREDIT SCORES

                               NUMBER       AGGREGATE                                      WEIGHTED        AVERAGE        WEIGHTED
                                 OF         PRINCIPAL      PERCENT OF       WEIGHTED       AVERAGE        PRINCIPAL        AVERAGE
                              MORTGAGE       BALANCE        MORTGAGE        AVERAGE         CREDIT         BALANCE        ORIGINAL
RANGE OF CREDIT SCORES         LOANS       OUTSTANDING        POOL           COUPON         SCORE        OUTSTANDING        LTV
----------------------        --------     -----------     ----------       --------       --------      -----------      --------
574 to 575                        1        $    70,067         0.19%         10.500%          574        $  70,067        100.00%
576 to 600                       16            823,765         2.27          10.651           596           51,485         98.44
601 to 625                      178          7,599,248        20.97          10.568           615           42,692         99.62
626 to 650                      201          8,588,988        23.70          10.417           638           42,731         99.70
651 to 675                      179          8,360,082        23.06          10.119           662           46,704         99.48
676 to 700                      106          5,163,907        14.25          10.092           688           48,716         99.83
701 to 725                       51          2,318,352         6.40          10.129           710           45,458         99.29
726 to 750                       33          1,594,907         4.40          10.078           735           48,331         99.64
751 to 775                       29          1,451,691         4.01          10.230           760           50,058        100.00
776 to 800                        6            223,069         0.62           9.663           786           37,178        100.00
801 to 825                        1             51,905         0.14          10.990           801           51,905        100.00
                                ---        -----------       ------          ------           ---         --------        ------
TOTAL:                          801        $36,245,982       100.00%         10.294%          660         $ 45,251         99.61%
                                ===        ===========       ======          ======           ===         ========        ======

                              PERCENT
                               FULL            PERCENT
RANGE OF CREDIT SCORES         DOC                IO
----------------------        -------          -------
574 to 575                      0.00%           0.00%
576 to 600                     74.62            0.00
601 to 625                     70.18            0.00
626 to 650                     37.10            0.00
651 to 675                     29.00            0.00
676 to 700                     21.53            0.00
701 to 725                      4.51            0.00
726 to 750                      3.96            0.00
751 to 775                      6.71            0.00
776 to 800                      6.89            0.00
801 to 825                      0.00            0.00
                               -----            ----
TOTAL:                         35.73%           0.00%
                               =====            ====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 574 to 801 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 660.

CREDIT GRADE

                               NUMBER       AGGREGATE                                      WEIGHTED        AVERAGE        WEIGHTED
                                 OF         PRINCIPAL      PERCENT OF       WEIGHTED       AVERAGE        PRINCIPAL        AVERAGE
                              MORTGAGE       BALANCE        MORTGAGE        AVERAGE         CREDIT         BALANCE        ORIGINAL
CREDIT GRADE                   LOANS       OUTSTANDING        POOL           COUPON         SCORE        OUTSTANDING        LTV
------------                  --------     -----------     ----------       --------       --------      -----------      --------
A+                              649        $29,712,324       81.97%          10.255%          669         $ 45,782         99.63%
A                               145          6,115,217       16.87           10.452           614           42,174         99.63
A-                                7            418,441        1.15           10.765           625           59,777         98.10
                                ---        -----------      ------           ------           ---         --------         -----
TOTAL:                          801        $36,245,982      100.00%          10.294%          660         $ 45,251         99.61%
                                ===        ===========      ======           ======           ===         ========         =====

                              PERCENT
                               FULL            PERCENT
CREDIT GRADE                   DOC                IO
------------                  -------          -------
A+                             25.82%           0.00%
A                              84.03            0.00
A-                             33.40            0.00
                               -----            ----
TOTAL:                         35.73%           0.00%
                               =====            ====